EXHIBIT 99.2
Southern Community Financial Corporation
Balance Sheet
(unaudited)

	March 31, 2006		December 31, 2005		December 31, 2004
	As		As		As
	Previously	As	Previously	As	Previously	As
	Reported	Restated	Reported	Restated	Reported	Restated
	(Amounts in thousands, except share data)
Assets
Cash and due from banks	$25,807	$25,807	$24,606	$24,606	$17,758	$17,758
Federal funds sold	596	596	648	648	80	80
Investment securities:
Available for sale, at fair value	203,250	203,250	203,808	203,808	237,764	237,764
Held to maturity, at amortized cost	87,366	87,366	88,108	88,108	75,145	75,145

Loans	921,195	921,195	868,827	868,827	796,103	796,103
Allowance for loan losses	(12,211)	(12,211)	(11,785)	(11,785)	(12,537)	(12,537)

Net Loans	908,984	908,984	857,042	857,042	783,566	783,566

Premises and equipment	36,226	36,226	31,259	31,259	28,325	28,325
Goodwill	49,792	49,792	49,792	49,792	50,135	50,135
Other assets	30,104	32,795	30,261	32,350	29,588	30,173

Total Assets	$1,342,125	$1,344,816	$1,285,524	$1,287,613	$1,222,361	$1,222,946

Liabilities and Stockholders’ Equity
Deposits
Demand	$112,341	$112,341	$111,226	$111,226	$98,520	$98,520
Money market, savings and NOW	347,034	347,034	315,112	315,112	236,121	236,121
Time	536,979	538,720	514,263	515,611	510,587	510,860

Total Deposits	996,354	998,095	940,601	941,949	845,228	845,501

Short-term borrowings	48,161	48,161	9,186	9,186	69,647	69,647
Long-term debt	152,825	152,825	192,551	192,551	163,493	163,493
Other liabilities	8,402	10,138	7,780	9,042	7,087	7,471

Total Liabilities	1,205,742	1,209,219	1,150,118	1,152,728	1,085,455	1,086,112

Common stock	122,338	122,338	122,490	122,490	125,200	125,200
Retained earnings	17,457	16,622	16,128	15,546	11,693	11,621
Accumulated other comprehensive income (loss)	(3,412)	(3,363)	(3,212)	(3,151)	13	13

Total Stockholders’ Equity	136,383	135,597	135,406	134,885	136,906	136,834

Total Liabilities and Stockholders’ Equity	$1,342,125	$1,344,816	$1,285,524	$1,287,613	$1,222,361	$1,222,946

Southern Community Financial Corporation
(unaudited)

	For the three months		For the six months
	ended		ended
	March 31, 2006		June 30, 2005
	As		As
	Previously	As	Previously	As
	Reported	Restated	Reported	Restated
	(Amounts in thousands, except per share data)
Operating data:
Interest Income	$19,274	$19,274	$31,894	$31,894
Interest Expense	9,300	9,225	13,672	13,806

Net Interest Income	9,974	10,049	18,222	18,088

Provision for Loan Losses	475	475	870	870

Net Interest Income after Provision for Loan Losses	9,499	9,574	17,352	17,218

Non-Interest Income
Service Charges on deposit accounts	1,035	1,035	1,747	1,747
Gain (loss) and net cash settlement on economic hedges	—	(486)	—	(12)
Other Income	788	788	1,853	1,853

Total Non-Interest Income	1,823	1,337	3,600	3,588

Non-Interest Expense
Salaries and Employee Benefits	4,484	4,484	7,859	7,859
Occupancy and Equipment	1,608	1,608	2,714	2,714
Other	2,340	2,340	4,667	4,667

Total Non-Interest Expense	8,432	8,432	15,240	15,240

Income Before Taxes	2,890	2,479	5,712	5,566
Provision for Income Taxes	1,033	875	2,042	1,985

Net Income	$1,857	$1,604	$3,670	$3,581

Net Income per Share
Basic	$0.11	$0.09	$0.21	$0.20
Diluted	$0.10	$0.09	$0.20	$0.20

Southern Community Financial Corporation
(unaudited)

	December 31, 2005		December 31, 2004		December 31, 2003
	As		As		As
	Previously	As	Previously	As	Previously	As
	Reported	Restated	Reported	Restated	Reported	Restated
	(Amounts in thousands, except per share data)
Operating data:
Interest Income	$68,097	$68,097	$54,656	$54,656	$36,019	$36,019
Interest Expense	30,961	31,128	19,657	20,175	14,751	14,937

Net Interest Income	37,136	36,969	34,999	34,481	21,268	21,082

Provision for Loan Losses	950	950	2,239	2,239	2,285	2,285

Net Interest Income after Provision for Loan Losses	36,186	36,019	32,760	32,242	18,983	18,797

Non-Interest Income
Service Charges on deposit accounts	3,755	3,755	3,502	3,502	1,442	1,442
Gain (loss) and net cash settlement on economic hedges	—	(664)	—	543	—	48
Other Income	4,043	4,043	3,904	3,904	3,543	3,543

Total Non-Interest Income	7,798	7,134	7,406	7,949	4,985	5,033

Non-Interest Expense
Salaries and Employee Benefits	16,042	16,042	13,749	13,749	9,603	9,603
Occupancy and Equipment	5,786	5,786	4,352	4,352	3,045	3,045
Other	9,491	9,491	9,419	9,419	5,685	5,685

Total Non-Interest Expense	31,319	31,319	27,520	27,520	18,333	18,333

Income Before Taxes	12,665	11,834	12,646	12,671	5,635	5,497
Provision for Income Taxes	4,482	4,161	4,544	4,556	1,972	1,919

Net Income	$8,183	$7,673	$8,102	$8,115	$3,663	$3,578

Net Income per Share
Basic	$0.46	$0.43	$0.47	$0.47	$0.41	$0.41
Diluted	$0.45	$0.42	$0.45	$0.45	$0.40	$0.39

Southern Community Financial Corporation
(unaudited)

	2005
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	As		As		As		As
	Previously	As	Previously	As	Previously	As	Previously	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
	(Amounts in thousands, except per share data)
Operating data:
Interest Income	$15,340	$15,340	$16,554	$16,554	$17,534	$17,534	$18,669	$18,669
Interest Expense	6,304	6,388	7,368	7,418	8,301	8,348	8,988	8,974

Net Interest Income	9,036	8,952	9,186	9,136	9,233	9,186	9,681	9,695

Provision for Loan Losses	395	395	475	475	(300)	(300)	380	380

Net Interest Income after Provision for Loan Losses	8,641	8,557	8,711	8,661	9,533	9,486	9,301	9,315

Non-Interest Income
Service Charges on deposit accounts	839	839	908	908	970	970	1,038	1,038
Gain (loss) and net cash settlement on economic hedges	—	(401)	—	389	—	(409)	—	(243)
Other Income	907	907	946	946	936	936	1,254	1,254

Total Non-Interest Income	1,746	1,345	1,854	2,243	1,906	1,497	2,292	2,049

Non-Interest Expense
Salaries and Employee Benefits	3,978	3,978	3,881	3,881	3,794	3,794	4,389	4,389
Occupancy and Equipment	1,342	1,342	1,372	1,372	1,458	1,458	1,614	1,614
Other	2,577	2,577	2,090	2,090	2,294	2,294	2,530	2,530

Total Non-Interest Expense	7,897	7,897	7,343	7,343	7,546	7,546	8,533	8,533

Income Before Taxes	2,490	2,005	3,222	3,561	3,893	3,437	3,060	2,831
Provision for Income Taxes	890	703	1,152	1,282	1,421	1,245	1,019	931

Net Income	$1,600	$1,302	$2,070	$2,279	$2,472	$2,192	$2,041	$1,900

Net Income per Share
Basic	$0.09	$0.07	$0.12	$0.13	$0.14	$0.12	$0.12	$0.11
Diluted	$0.09	$0.07	$0.11	$0.13	$0.14	$0.12	$0.11	$0.10

Southern Community Financial Corporation
(unaudited)

	2004
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	As		As		As		As
	Previously	As	Previously	As	Previously	As	Previously	As
	Reported	Restated	Reported	Restated	Reported	Restated	Reported	Restated
Operating data:
Interest Income	$12,849	$12,849	$13,154	$13,154	$13,909	$13,909	$14,744	$14,744
Interest Expense	4,409	4,501	4,513	4,613	5,061	5,195	5,674	5,866

Net Interest Income	8,440	8,348	8,641	8,541	8,848	8,714	9,070	8,878

Provision for Loan Losses	597	597	717	717	575	575	350	350

Net Interest Income after Provision for Loan Losses	7,843	7,751	7,924	7,824	8,273	8,139	8,720	8,528

Non-Interest Income
Service Charges on deposit accounts	750	750	815	815	828	828	1,109	1,109
Gain (loss) and net cash settlement on economic hedges	—	334	—	(269)	—	451	—	27
Other Income	779	779	965	965	1,020	1,020	1,140	1,140

Total Non-Interest Income	1,529	1,863	1,780	1,511	1,848	2,299	2,249	2,276

Non-Interest Expense
Salaries and Employee Benefits	3,454	3,454	3,525	3,525	3,473	3,473	3,297	3,297
Occupancy and Equipment	1,027	1,027	1,040	1,040	1,068	1,068	1,217	1,217
Other	2,270	2,270	2,161	2,161	2,355	2,355	2,633	2,633

Total Non-Interest Expense	6,751	6,751	6,726	6,726	6,896	6,896	7,147	7,147

Income Before Taxes	2,621	2,863	2,978	2,609	3,225	3,542	3,822	3,657
Provision for Income Taxes	935	1,029	1,021	879	1,119	1,242	1,469	1,406

Net Income	$1,686	$1,834	$1,957	$1,730	$2,106	$2,300	$2,353	$2,251

Net Income per Share
Basic	$0.11	$0.12	$0.11	$0.10	$0.12	$0.13	$0.13	$0.12
Diluted	$0.10	$0.11	$0.11	$0.09	$0.12	$0.13	$0.13	$0.12